UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 13, 2017 (September 13, 2017)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 13, 2017, in connection with the closing of the issuance and sale of $350 million aggregate principal amount of 4.125 % Senior Notes due 2025 (the “2025 Notes”), referred to in Item 2.03 of this report, Steel Dynamics, Inc. (the “Company”) entered into a Registration Rights Agreement.  A copy of the Registration Rights Agreement is filed as Exhibit 4.28 and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 6, 2017, the Company and the Initial Subsidiary Guarantors named therein entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., MBO Capital Markets Corp., PNC Capital Markets LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC relating to the issuance and sale by the Company of the 2025 Notes referred to in Item 1.01 of this report. A copy of the Purchase Agreement is filed as Exhibit 4.29 and incorporated herein by reference.

On September 13, 2017, the Company consummated the issuance and sale of the 2025 Notes pursuant to the terms of an Indenture dated as of September 13, 2017, among the Company, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.  The 2025 Notes were offered in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.  The net proceeds from the 2025 Notes will be used, along with cash on hand, to purchase any and all of the $350 million principal amount of the Company’s 6.375% Senior Notes due 2022 (the “2022 Notes”) that are validly tendered in connection with its previously announced cash tender offer (the “Tender Offer”), and to redeem, repurchase or satisfy and discharge any 2022 Notes not purchased in the Tender Offer. A copy of the Indenture is filed as Exhibit 4.30 and incorporated herein by reference.

Item 8.01.  Other Events.

On September 13, 2017, the Company issued a press release titled “Steel Dynamics Announces Completion of Note Offering.”  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 13, 2017, the Company issued a press release titled “Steel Dynamics Announces Settlement of Previously Announced Tender Offer and Redemption Call for the Remainder of its 6.375% Senior Notes Due 2022.”  A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

4.28

Registration Rights Agreement among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several Initial Purchasers as set forth therein, dated September 13, 2017.

Exhibit Number	Description

4.29

Purchase Agreement among Steel Dynamics, Inc., the Initial Subsidiary Guarantors Named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., MBO Capital Markets Corp., PNC Capital Markets LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, dated September 6, 2017.

4.30	Indenture dated September 13, 2017, among Steel Dynamics, Inc., as Issuer, the Initial Subsidiary Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

99.1	A press release dated September 13, 2017, titled “Steel Dynamics Announces Completion of Note Offering.”

99.2	A press release dated September 13, 2017, titled “Steel Dynamics Announces Settlement of Previously Announced Tender Offer and Redemption Call for the Remainder of its 6.375% Senior Notes Due 2022.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: September 13, 2017	By:	Theresa E. Wagler
	Title:	Chief Financial Officer